                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): MAY 28, 2002

                                  TOROTEL, INC.

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    MISSOURI

--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-8125                                           44-0610086

------------------------                     -----------------------------
(Commission File Number)                     (IRS Employer Identification No.)



                13402 SOUTH 71 HIGHWAY, GRANDVIEW, MISSOURI 64030

--------------------------------------------------------------------------------
(Address of principal executive of offices)               (Zip Code)


Registrant's telephone number, including area code  (816) 761-6314

                                       N/A

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       Enclosed are the following financial statements as required:

       1. Torotel, Inc. and Subsidiaries' unaudited pro forma consolidated financial statements.

       2 Apex Associates, Inc.'s audited balance sheets as of December 31, 2001 and 2000, and the related statements of income, changes in stockholders' equity (deficit) and cash flows for the years ended December 31, 2001 and 2000.

       3. Governance Solutions, LLC's audited balance sheets as of December 31, 2001 and 2000, and the related statements of income, changes in members' equity and cash flows for the year ended December 31, 2001 and for the period from September 8, 2000 (date of inception) to December 31, 2000.

       4. Apex Associates, Inc.'s audited balance sheets as of February 28, 2002 and December 31, 2001, and the related statements of income, changes in stockholders' equity and cash flows for the period from January 1, 2002 to February 28, 2002, and for the year ended December 31, 2001.

       5. Governance Solutions, LLC's audited balance sheets as of February 28, 2002 and December 31, 2001, and the related statements of income, changes in members' equity and cash flows for the period from January 1, 2002 to February 28, 2002, and for the year ended December 31, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         TOROTEL, INC.




Date:  MAY 28, 2002                      By:  /s/ H. James Serrone
     ----------------                       ------------------------------------
                                                   H. James Serrone
                                                   Vice President of Finance
                                                     and Chief Financial Officer

                         TOROTEL, INC. AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         On March 29, 2002, a Securities Purchase and Subscription Agreement was signed between Torotel, Inc. (Torotel) and Apex Innovations, Inc. (Apex), a privately held company headquartered in Kansas City, Missouri, whereby Torotel acquired 17 percent of the outstanding shares of Apex. Apex offers knowledge management products and services for governmental entities that can be delivered individually or combined to create a comprehensive solution. Apex provides proprietary and third party software on a licensed or hosted basis, e-business applications, consulting and systems integration services.

         ConnectPKS(TM), Apex's flagship product, is a knowledge-based secure Internet solution developed for local and regional governments to coordinate work across departments and jurisdictions by making project or process information constantly available to any authorized user.

         Torotel's investment in Apex was a stock purchase of 4 million common shares for $1 million, of which $250,000 came from available cash and the remaining $750,000 from loan proceeds from the Caloyeras Family Partnership. Under the terms of the loan, the outstanding balance bears interest at a fixed rate of 7 percent per annum and has a maturity date of March 28, 2007. The loan requires quarterly interest only payments until maturity. The Caloyeras Family Partnership and a Caloyeras Trust also acquired 4 million shares in Apex on the same terms as Torotel. The investment will be accounted for using the equity method of accounting.

         The accompanying unaudited consolidated pro forma balance sheet and statements of operations reflect the investment in Apex and its impact on the financial position and operations of Torotel.

        The pro forma consolidated balance sheet as of January 31, 2002, assumes the investment in Apex occurred on that date. The pro forma consolidated statements of operations assume the investment was completed on May 1, 2000.

        The pro forma consolidated financial information is not necessarily indicative of the results which actually would have occurred had the transactions been in effect on the dates and for the periods indicated or which may result in the future.

                         TOROTEL, INC. AND SUBSIDIARIES
                      Pro Forma Consolidated Balance Sheet
                             As of January 31, 2002
                              (Unaudited, in 000s)


                                                                      Pro Forma   Consolidated
                                                         Torotel       Adjust      Pro Forma
                                                        ----------  -----------   ------------
ASSETS

Current assets:
     Cash (Note 1)                                      $      513  $      (250)  $       263
     Accounts receivable, net                                  419            -           419
     Current maturity of note receivable                       158            -           158
     Inventories                                               214            -           214
     Prepaid expenses                                           26            -            26
                                                        ----------  -----------   -----------
                                                             1,330         (250)        1,080

Property, plant and equipment, net                             304            -           304

Note receivable                                                 41            -            41

Other assets                                                    11            -            11
Investment in Apex Innovations (Note 1)                          -        1,000         1,000
                                                        ----------  -----------   -----------

                                                        $    1,686  $       750   $     2,436
                                                        ==========  ===========   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current maturities of long-term debt               $      143  $         -   $       143
     Trade accounts payable                                    678            -           678
     Accrued liabilities                                       202            -           202
                                                        ----------  -----------   -----------
                                                             1,023            -         1,023

Long-term debt, less current maturities (Note 1)               429          750         1,179

Stockholders' equity:
     Common stock, at par value                                 29            -            29
     Capital in excess of par value                         10,085            -        10,085
     Accumulated deficit                                    (9,675)           -        (9,675)
                                                        ----------  -----------   -----------
                                                               439            -           439
     Less treasury stock, at cost                              205            -           205
                                                        ----------  -----------   -----------
                                                               234            -           234
                                                        ----------  -----------   -----------
                                                        $    1,686  $       750   $     2,436
                                                        ==========  ===========   ===========


         The accompanying notes are an integral part of this statement.

                         TOROTEL, INC. AND SUBSIDIARIES
                 Pro Forma Consolidated Statements of Operations
                       Nine Months Ended January 31, 2002
                   (Unaudited, in 000s except per share data)


                                                                     Pro Forma    Consolidated
                                                         Torotel       Adjust       Pro Forma
                                                        ----------  -----------   ------------

Net sales                                               $    2,879  $         -   $     2,879
Cost of goods sold                                           1,666            -         1,666
                                                        ----------  -----------   -----------
     Gross profit                                            1,213            -         1,213

Operating expenses                                             752            -           752
                                                        ----------  -----------   -----------

     Earnings from operations                                  461            -           461

Other expense (income):
     Interest expense (Note 2)                                  38           40            78
     Interest income                                           (16)           -           (16)
                                                        ----------  -----------   -----------
                                                                22           40            62
                                                        ----------  -----------   -----------
     Earnings before provision

        for income taxes                                       439          (40)          399

Provision for income taxes                                       -            -             -
                                                        ----------  -----------   -----------
Earnings before equity interest in
   Apex earnings and extraordinary item                        439          (40)          399
Equity interest in Apex earnings (Note 3)                        -           15            15
                                                        ----------  -----------   -----------
        Earnings before extraordinary item                     439          (25)          414

Extraordinary item:
     Gain on settlements of debt, less
     applicable taxes of $3                                    466            -           466
                                                        ----------  -----------   -----------
Net earnings                                            $      905  $       (25)  $       880
                                                        ==========  ===========   ===========
Basic earnings per share:
     Earnings before extraordinary item                 $      .16                $       .15
     Extraordinary item                                        .16                        .16
                                                        ----------                -----------
                                                        $      .32                $       .31
                                                        ==========                ===========
Diluted earnings per share:
     Earnings before extraordinary item                 $      .16                $       .15
     Extraordinary item                                        .16                        .16
                                                        ----------                -----------
                                                        $      .32                $       .31
                                                        ==========                ===========

Weighted average shares outstanding                          2,811                      2,811
Incremental shares                                               2                          2


         The accompanying notes are an integral part of this statement.

                         TOROTEL, INC. AND SUBSIDIARIES
                 Pro Forma Consolidated Statements of Operations
                        Fiscal Year Ended April 30, 2001
                   (Unaudited, in 000s except per share data)


                                                                     Pro Forma   Consolidated
                                                         Torotel       Adjust      Pro forma
                                                        ----------  -----------   ------------

Net sales                                               $    3,480  $         -   $     3,480
Cost of goods sold                                           2,158            -         2,158
                                                        ----------  -----------   -----------
     Gross profit                                            1,322            -         1,322

Operating expenses                                             940            -           940
                                                        ----------  -----------   -----------
     Earnings from operations                                  382            -           382

Other expense (income):
     Interest expense (Note 2)                                 105           53           158
     Interest income                                           (39)           -           (39)
     Other, net                                                 (1)           -            (1)
                                                        ----------  -----------   -----------
                                                                65           53           118
                                                        ----------  -----------   -----------
     Earnings before provision
        for income taxes and equity
        interest in Apex loss                                  317          (53)          264

Provision for income taxes                                       -            -             -
                                                        ----------  -----------   -----------
     Earnings before equity interest
        in Apex loss                                           317          (53)          264

Equity interest in Apex loss (Note 3)                            -           (4)           (4)
                                                        ----------  -----------   -----------
Net earnings                                            $      317  $       (57)  $       260
                                                        ==========  ===========   ===========

Basic earnings per share                                $      .11                $       .09
                                                        ----------                -----------
Diluted earnings per share                              $      .11                $       .09
                                                        ----------                -----------

Weighted average shares outstanding                          2,811                      2,811
Incremental shares                                               -                          -


         The accompanying notes are an integral part of this statement.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. Adjustment for the $1 million investment in Apex Innovations, Inc. via a stock purchase of 4 million shares of common stock at 25 cents per share. Source of funds for the investment was $250,000 from existing cash balances and $750,000 from loan proceeds from the Caloyeras Family Partnership. Under the terms of the loan, the outstanding loan balance bears interest at a fixed rate of 7 percent per annum and has a maturity date of March 28, 2007. The loan requires quarterly interest only payments until maturity. The Caloyeras Family Partnership and a Caloyeras Trust also acquired 4 million shares in Apex Innovations on the same terms as Torotel.

2. Adjustment of $40,000 for the nine months ended January 31, 2002, and $53,000 for the year ended April 30, 2001, to increase interest expense for the debt incurred in conjunction with the investment in Apex (see Note 1 of Notes to Pro Forma Consolidated Financial Statements).

3. Adjustment of $15,000 for the nine months ended January 31, 2002, and $4,000 for the year ended April 30, 2001, to record Torotel's equity interest in the operating results of Apex.

                              APEX ASSOCIATES, INC.

                                FINANCIAL REPORT

                                DECEMBER 31, 2001

                                    CONTENTS

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                                1
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

         Balance sheets                                                     2

         Statements of income                                               3

         Statements of stockholder's equity (deficit)                       4

         Statements of cash flows                                           5

         Notes to financial statements                                      7
--------------------------------------------------------------------------------

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
APEX ASSOCIATES, INC.
Kansas City, Missouri

We have audited the accompanying balance sheets of APEX ASSOCIATES, INC. as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financials statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of APEX ASSOCIATES, INC. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/      McGladrey & Pullen, LLP



Kansas City, Missouri
February 15, 2002

APEX ASSOCIATES, INC.

BALANCE SHEETS
DECEMBER 31, 2001 AND 2000


ASSETS                                                                                 2001            2000
----------------------------------------------------------------------------------------------------------------


Current Assets
     Cash                                                                         $            -   $      59,331
     Accounts receivable (Note 5)                                                        374,952          75,020
     Due from affiliates (Note 3)                                                        351,749          88,959
     Prepaid expenses                                                                      1,000          11,844
                                                                                  ------------------------------
          TOTAL CURRENT ASSETS                                                           727,701         235,154
                                                                                  ------------------------------

Equipment, less accumulated depreciation 2001 $21,587; 2000 none                         116,759          35,652
                                                                                  ------------------------------
Other Assets
     Goodwill, at amortized cost (Note 4)                                                748,054         157,782
     Deposits                                                                             10,796          10,796
                                                                                  ------------------------------
                                                                                         758,850         168,578
                                                                                  ------------------------------

                                                                                  $    1,603,310   $     439,384
                                                                                  ==============================
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
     Outstanding checks in excess of bank balance                                 $        7,876   $           -
     Accounts payable                                                                     12,595          61,625
     Accrued expenses                                                                    239,847          62,091
     Due to affiliate (Note 3)                                                                 -          72,144
                                                                                  ------------------------------
          TOTAL CURRENT LIABILITIES                                                      260,318         195,860
                                                                                  ------------------------------
Commitments and Contingencies (Notes 4, 6 and 7)

Stockholder's Equity
     Common stock, no par value; authorized 60,000 shares;
          issued and outstanding 42,100 shares                                           116,577         116,577
     Additional paid-in-capital                                                          723,193         110,005
     Retained earnings, from September 10, 2000                                          503,222          16,942
                                                                                  ------------------------------
                                                                                       1,342,992         243,524
                                                                                  ------------------------------

                                                                                  $    1,603,310   $     439,384
                                                                                  ==============================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                                                         2001             2000
-----------------------------------------------------------------------------------------------------------------

Revenues (Note 5)                                                                 $    2,606,077   $   1,044,678
Direct expenses                                                                        1,081,924         496,026
                                                                                  ------------------------------
     GROSS PROFIT                                                                      1,524,153         548,652
                                                                                  ------------------------------
Selling, general and administrative expenses
     Selling                                                                             535,373         182,227
     General and administrative (Note 3)                                                 503,670         239,174
                                                                                  ------------------------------
                                                                                       1,039,043         421,401
                                                                                  ------------------------------

          OPERATING INCOME                                                               485,110         127,251

Financial income (expense)
     Interest income                                                                       1,170           1,957
     Interest expense                                                                          -          (3,276)
                                                                                  ------------------------------
                                                                                           1,170          (1,319)
                                                                                  ------------------------------

          NET INCOME                                                                     486,280         125,932

Deduct net income prior to push down (Note 4)                                                  -         108,990
                                                                                  ------------------------------

          NET INCOME AFTER PUSH DOWN                                              $      486,280   $      16,942
                                                                                  ==============================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)
YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                      Additional       Retained
                                                        Common         Paid-in         Earnings
                                                        Stock          Capital         (Deficit)         Total
-------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1999                         $        3,760  $       18,686  $      (64,859) $      (42,413)
   Net income from January 1, 2000
     to September 9, 2000                                       -               -         108,990         108,990

   Push down accounting
     adjustment (Note 4)                                  112,817         (18,686)        (44,131)         50,000

   Additional contributed capital (Note 4)                      -         110,005               -         110,005

   Net income from September 10, 2000
     to December 31, 2000                                       -               -          16,942          16,942
                                                   --------------------------------------------------------------

Balance, December 31, 2000                                116,577         110,005          16,942         243,524

   Additional contributed capital (Note 4)                      -         613,188               -         613,188

   Net income                                                   -               -         486,280         486,280
                                                   --------------------------------------------------------------

BALANCE, DECEMBER 31, 2001                         $      116,577  $      723,193  $      503,222  $    1,342,992
                                                   ==============================================================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                                                      2001             2000
----------------------------------------------------------------------------------------------------------------

Cash Flows from Operating Activities
     Net income                                                                  $      486,280   $       16,942
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     Depreciation                                                                        21,587                -
     Amortization                                                                        22,916            1,668
     Changes in assets and liabilities, net of effects
        of change in ownership:
        (Increase) decrease in:
          Accounts receivable                                                          (299,932)          50,885
          Prepaid expenses                                                               10,844          (11,844)
        Increase (decrease) in:
          Accounts payable                                                              (49,030)          16,568
          Accrued expenses                                                              177,756           45,166
                                                                                 -------------------------------
             NET CASH PROVIDED BY OPERATING ACTIVITIES                                  370,421          119,385
                                                                                 -------------------------------

Cash Flows from Investing Activities

     Purchase of equipment                                                             (102,694)         (35,652)
     Earn out payments in connection with change in ownership                          (613,188)        (109,450)
     Increase in due from affiliates                                                   (262,790)         (88,959)
     Payment of deposit                                                                       -          (10,049)
                                                                                 -------------------------------
             NET CASH (USED IN) INVESTING ACTIVITIES                                   (978,672)        (244,110)
                                                                                 -------------------------------

Cash Flows from Financing Activities

     Increase (decrease) in due to affiliate                                            (72,144)          72,144
     Increase in outstanding checks in excess of bank balance                             7,876                -
     Additional paid-in-capital contributed                                             613,188          110,005
                                                                                 -------------------------------
             NET CASH PROVIDED BY FINANCING ACTIVITIES                                  548,920          182,149
                                                                                 -------------------------------

             NET INCREASE (DECREASE) IN CASH                                            (59,331)          57,424

Cash

     Beginning                                                                           59,331            1,907
                                                                                 -------------------------------
     Ending                                                                      $            -   $       59,331
                                                                                 ===============================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                                                      2001             2000
----------------------------------------------------------------------------------------------------------------

Supplemental Disclosures of Cash Flow Information
     Cash payments for interest                                                  $            -   $        3,276
                                                                                 ===============================
Supplemental Schedule of NonCash Investing and Financing Activities

Push Down Accounting for Change in Ownership (Note 4)
     Working capital, net of $1,907 cash acquired                                             -           62,016
     Goodwill                                                                                 -           50,000
     Deposits                                                                                 -              747
     Additional paid in capital                                                               -         (114,670)
                                                                                 -------------------------------
                                                                                 $            -   $       (1,907)
                                                                                 ===============================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Apex Associates, Inc. (the Company) is a wholly owned subsidiary of the Spencer Reed Group, Inc. The Company provides consulting services in operations and technology. These services are provided to customers in the United States of America.

BASIS OF ACCOUNTING

On September 29, 2000, all of the Company's outstanding common stock was acquired by the Spencer Reed Group, Inc. In connection with this acquisition, the accounts of the Company have been adjusted using push down basis of accounting to recognize the allocation of the consideration paid for the common stock to the respective net assets. (See Note 4)

The Company's results of operations are generally measured on a calendar year basis. As a result of the changes in the basis of accounting required following the push-down adjustments, the Company's financial statements are presented in a manner substantially similar to that appropriate for a new entity. The individual amounts included in the statement of income for the period from September 29, 2000 to December 31, 2000 include the results of operations for the entire year ended December 31, 2000 and net income is adjusted for the results of operations for the period prior to the acquisition. The statement of cash flows is prepared and presented for the period from September 29, 2000 to December 31, 2000 as if the Company began operations on the date of acquisition. Retained earnings as of December 31, 2000 is income from the date of acquisition, September 29, 2000.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

EQUIPMENT

Equipment is stated at cost. Depreciation is computed by the straight-line method over the equipment's useful lives which range from three to five years.

GOODWILL

Goodwill is recorded at cost and is being amortized on a straight-line basis over 15 years.

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense was $30,486 and $7,055 for the year ended December 31, 2001 and 2000, respectively.

SEGMENTS OF BUSINESS

The Company currently only has one segment line of business.

REVENUE RECOGNITION

Revenue is recognized as services are rendered.

IMPAIRMENT POLICY

The Company assesses the impairment of long-lived assets and goodwill by comparison of the carry amounts to the projected future undiscounted cash flows to be derived from the related assets. The Company has concluded that no impairment in the carrying amounts of long-lived assets and goodwill existed at December 31, 2001.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS 141, "Business Combinations" and SFAS 142, "Goodwill and Other Intangible Assets." The most significant changes made by SFAS No. 141 are (i) requiring that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, and (ii) establishing specific criteria for the recognition of intangible assets separately from goodwill.

SFAS No. 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets (i.e. post acquisition accounting) and is effective for the Company on January 1, 2002. The most significant changes made by SFAS No. 142 are (i) goodwill and indefinite-lived intangible assets will no longer be amortized, (ii) goodwill and indefinite-lived intangible assets will be tested for impairment at least annually; and (iii) the amortization of intangible assets infinite lives will no longer will limited to forty years. Management is in the process of determining the expected impact on earnings and existing goodwill and other intangibles upon adoption. As of December 31, 2001, the net book value of intangible assets, which management believes will meet the indefinite life criterion, includes goodwill and totaled approximately $748,000. The amortization expense related to these assets for the year ended December 31, 2001, was approximately $23,000.

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for the Company beginning January 1, 2003. Management does not expect that adoption of this standard will have a material impact on the Company's financial statements.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which addresses accounting and financial reporting for the impairment or disposal of long-lived assets. This statement is effective for the Company as of January 1, 2002. Management does not expect that adoption of this standard will have a material effect on the Company's results of operations or financial position.

NOTE 2.  INCOME TAX STATUS

The Company with the consent of its stockholders, has elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As a result, no income taxes have been recognized in the accompanying financial statements.

NOTE 3.  RELATED PARTY TRANSACTIONS

The Company has various administrative functions and employee benefits provided by the Spencer Reed Group, Inc. These expenses totaled $109,871 and $10,848 for the years ended December 31, 2001 and 2000, respectively. The Company provides employees, office space and related office items to an affiliate related by common ownership. These services are recorded as credits against operating expenses and totaled $572,171 and $86,305 for the years ended December 31, 2001 and 2000, respectively.

NOTE 4.  PUSH DOWN ACCOUNTING

Effective September 10, 2000, the Spencer Reed Group, Inc. acquired for cash all of the outstanding common stock of the Company for $116,577 which exceeded the carrying value of the Company's net assets on that date by $50,000. The acquisition was accounted for using the purchase method of accounting; accordingly, the assets acquired were recorded at their estimated fair values. The excess of purchase price over the fair value of the assets was recorded to goodwill. Apex is in the business of operations and technology consulting throughout the United States. The agreement also includes a contingent earnout provision based on net income of Apex, as defined in the agreement. Earnout payments are due quarterly beginning February 1, 2001 continue through September 2004. The former stockholders have agreed in principal to receive a defined settlement upon consummation of the transaction described in Note 7. Earnout payments earned through

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 4.  PUSH DOWN ACCOUNTING (CONTINUED)

December 31, 2001 total approximately $658,000. Contingent earnout provisions and legal fees which have been recorded as an increase in goodwill.

The Spencer Reed Group, Inc. has made additional capital contributions to provide the Company funds for payment of contingent earnout provisions.

NOTE 5.  MAJOR CUSTOMER

The Company has one major customer. For the years ended December 31, 2001 and 2000, revenue from that customer was 72% and 64% of total revenue, respectively. Accounts receivable from that customer was $126,175 and $65,931 as of December 31, 2001 and 2000, respectively.

The Company on December 31, 2001 entered assets into a contract with this customer to provide consulting services. The contract expires on April 30, 2002. The maximum amount of this contract is approximately $8,000,000.

NOTE 6.  CONTINGENCIES

The Company's assets are pledged as collateral along with all of the assets of the Spencer Reed Group, Inc. on the Spencer Reed Group, Inc.'s seven million credit facility ($5,164,035 was outstanding at December 31, 2001) and a $3,400,000 term note. The seven million dollar credit facility expires December, 2003 and the term note matures December, 2005.

NOTE 7.  SUBSEQUENT EVENTS

Subsequent to year end the Company has entered into a non-binding Letter of Intent under which the Spencer Reed Group, Inc. proposes to sell 100% of the common stock of the Company to Apex Innovations, Inc., a new Delaware Corporation as part of a larger transaction. At the completion of this sale, Spencer Reed Group, Inc. anticipates owning less than 10% of Apex Innovations, Inc. The purchase price will be determined by a formula: 4.75 times the prior 12 months EBIT-DA, plus current assets, less total liabilities.

                           GOVERNANCE SOLUTIONS, LLC.
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

                                FINANCIAL REPORT

                                DECEMBER 31, 2001

                                    CONTENTS

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                              1
--------------------------------------------------------------------------------
         Balance sheets                                                   2

         Statements of income                                             3

         Statements of members' equity                                    4

         Statements of cash flows                                         5

         Notes to financial statements                                    6
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
GOVERNANCE SOLUTIONS, LLC.
Kansas City, Missouri

We have audited the accompanying balance sheets of GOVERNANCE SOLUTIONS, LLC (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY) as of December 31, 2001 and 2000, and the related statements of income, members' equity and cash flows for the year ended December 31, 2001 and for the period from September 8, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financials statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GOVERNANCE SOLUTIONS, LLC (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the year ended December 31, 2001 and for the period from September 8, 2000 (date of inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/  McGladrey & Pullen, LLP

Kansas City, Missouri
February 15, 2002

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

BALANCE SHEETS
DECEMBER 31, 2001 AND 2000


ASSETS                                                                                2001             2000
----------------------------------------------------------------------------------------------------------------

Current Assets
     Cash (Note 2)                                                               $      107,693   $      772,939
     Prepaid expenses                                                                     1,000            1,572
                                                                                 -------------------------------
          TOTAL CURRENT ASSETS                                                          108,693          774,511

Equipment, less accumulated depreciation
     2001 $36,133; 2000 $176                                                            170,505           20,451

Software Development Costs                                                              807,073           67,170

Deferred acquisition costs                                                               18,854                -
                                                                                 -------------------------------

                                                                                 $    1,105,125   $      862,132
                                                                                 ===============================

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities

     Accounts payable                                                            $       49,981   $            -
     Due to affiliate (Note 4)                                                          214,456           88,960
                                                                                 -------------------------------
          TOTAL CURRENT LIABILITIES                                                     264,437           88,960
                                                                                 -------------------------------

Members' Equity

     Member capital contributions                                                     1,250,000          812,500
     Deficit accumulated during development stage                                      (409,312)         (39,328)
                                                                                 -------------------------------
                                                                                        840,688          773,172
                                                                                 -------------------------------

                                                                                 $    1,105,125   $      862,132
                                                                                 ===============================


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

STATEMENTS OF INCOME

                                                                    Period from               Period from
                                                                 September 8, 2000         September 8, 2000
                                           Year Ended         (date of inception) to    (date of inception) to
                                        December 31,2001         December 31, 2000         December 31, 2001
----------------------------------------------------------------------------------------------------------------

Revenues                             $                    -  $                       - $                       -
                                     ---------------------------------------------------------------------------

Expenses

     Selling                                         21,360                      3,344                    24,704
     General and administrative                     361,166                     35,984                   397,150
                                     ---------------------------------------------------------------------------

          OPERATING (LOSS)                         (382,526)                   (39,328)                 (421,854)

Interest income                                      12,542                          -                    12,542
                                     ---------------------------------------------------------------------------

          NET (LOSS)                 $             (369,984) $                 (39,328)$                (409,312)
                                     ===========================================================================


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

STATEMENTS OF MEMBERS' EQUITY
YEAR ENDED DECEMBER 2001 AND THE PERIOD FROM SEPTEMBER 8, 2000
(DATE OF INCEPTION) TO DECEMBER 31, 2000

                                                                                 Deficit
                                                           Member           Accumulated during
                                                          Capital            the Development
                                                       Contributions              State                 Total
-----------------------------------------------------------------------------------------------------------------

Balance, September 8, 2000 (Date of Inception)       $                - $                        -  $           -
     Member capital contributions                               812,500                          -        812,500
          NET (LOSS)                                                  -                    (39,328)       (39,328)
                                                     ------------------------------------------------------------

Balance, December 31, 2000                                      812,500                    (39,328)       773,172
     Member capital contributions                               437,500                          -        437,500
          NET (LOSS)                                                  -                   (369,984)      (369,984)
                                                     ------------------------------------------------------------

Balance, December 31, 2001                           $        1,250,000 $                 (409,312) $     840,688
                                                     ============================================================


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

STATEMENTS OF CASH FLOWS

                                                                              Period from         Period from
                                                                             Sept. 8, 2000       Sept. 8, 2000
                                                          Year Ended        (inception) to      (inception) to
                                                         Dec. 31,2001        Dec. 31, 2000       Dec. 31, 2001
-----------------------------------------------------------------------------------------------------------------

Cash Flows from Operating Activities
     Net (loss)                                        $        (369,984)  $         (39,328)  $        (409,312)
Adjustments to reconcile net (loss) to
   net (used in) operating activities:
     Depreciation                                                 35,957                 176              36,133
     Change in assets and liabilities:
     (Increase) decrease in prepaid expenses                         572              (1,572)             (1,000)
     Increase in accounts payable                                 49,981                   -              49,981
                                                       ---------------------------------------------------------
        NET CASH FLOWS (USED IN) OPERATING
          ACTIVITIES                                            (283,474)            (40,724)           (324,198)
                                                       ---------------------------------------------------------
Cash Flows from Investing Activities
     Deferred acquisition costs incurred                         (18,854)                  -             (18,854)
     Purchase of equipment                                      (186,011)            (20,627)           (206,638)
     Capitalization of software development costs               (739,903)            (67,170)           (807,073)
                                                       ---------------------------------------------------------
        NET CASH (USED IN) INVESTING ACTIVITIES                 (944,768)            (87,797)         (1,032,565)
                                                       ---------------------------------------------------------
Cash Flow from Financing Activities
     Increase in due to affiliate                                125,496              88,960             214,456
     Proceeds from members contributions                         437,500             812,500           1,250,000
                                                       ---------------------------------------------------------
        NET CASH PROVIDED BY FINANCING ACTIVITIES                562,996             901,460           1,464,456
                                                       ---------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                 (665,246)            772,939             107,693


Cash
     Beginning                                                   772,939                   -                   -
                                                       ---------------------------------------------------------
     Ending                                            $         107,693   $         772,939   $         107,693
                                                       =========================================================


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Governance Solutions, LLC (the Company) is a development stage limited liability company formed to develop, build and market a proprietary, web based software product that will be sold to cities to control their capital projects. The Company is a subsidiary of the Spencer Reed Group, Inc. (SRG). SRG owns 80% of the Class A member interests and 40% of the Class B member interests. The Company is dependent on the members for funding of operations until such time where the Company is able to generate revenue from its web based software product to support its operations. See Note 6.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

EQUIPMENT

Equipment is stated at cost. Depreciation is computed by the straight-line method over the equipment's useful lives which range from three to five years.

SOFTWARE DEVELOPMENT COSTS

The Company capitalizes software development costs in accordance with the Statement of Financial Accounting Standard No. 86, Accounting for the Costs of Computer Software to be Sold, leased or Otherwise Marketed. The capitalization of these cost begins when a product's technological feasibility has been established, which is the completion of a detail program design, and ends when the product is available for general release to customers. The Company will amortize these costs on a straight-line basis over an estimated useful life of five years or on the ratio of current revenue to total projected revenue, whichever is shorter once the product is available to customers. It is reasonably possible that those estimates of projected product revenues, the remaining estimated economic life of the product or both would be reduced significantly in the near term due to competitive pressures or technological changes. As a result, the carrying amount of the capitalized software development costs may be reduced materially in the near term.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense was $7,443 and none for the year ended December 31, 2001 and for the period from September 8, 2000 (date of inception) to December 31, 2000, respectively.

SEGMENTS OF BUSINESS

The Company currently only has one segment line of business.

NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standard No. 141, "Business Combinations", is effective for business combinations which the date of acquisition is July 1, 2001 or later. This had no effect on the Company's financial statements.

Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets", is effective for fiscal year beginning after December 15, 2001. It is anticipated that this statement will have no effect upon the Company's financial statements.

NOTE 2.  CONCENTRATIONS OF CREDIT

The Company at times maintains cash balances at a financial institution in excess of FDIC insured limits. The Company has not experienced any losses in these accounts.

NOTE 3.  INCOME TAX STATUS

The Company with the consent of its members, has elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the members separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As a result, no income taxes have been recognized in the accompanying financial statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 4.  RELATED PARTY TRANSACTIONS

An affiliated company through common ownership provides certain administrative functions for the Company as well as providing office space. The affiliate also provides employees to work on the Company's software development. Total allocated costs were $572,171 and $86,305, of which $496,269 and $40,855 were capitalized in software development costs for the year ended December 31, 2001 and for the period from September 8, 2000 (date of inception) to December 31, 2000, respectively.

NOTE 5.  MEMBERS' EQUITY

This Limited Liability Company was formed on September 8, 2000 and has a finite life until December 31, 2050 unless it is dissolved earlier by the members. This Company has Class A and Class B equity interests. Class A interests are voting and receive a preferred return compared to Class B interests. The preferred return is computed based on the Class A member's initial capital contributions less any distributions paid on the Class A members capital account. Such preferred return shall earn a rate of return that is adjusted quarterly. Class B membership interests are not required to contribute any initial capital, are non-voting and allocated a percentage of net income or loss based on the operating agreement.

NOTE 6.  SUBSEQUENT EVENTS

Subsequent to year end, the Company has entered into a non-binding letter of intent to participate in a series of transactions. The Company will reorganize to a "C" corporation for tax purposes and its name will change to Apex Innovations, Inc. ("AII"). This will be accomplished by the members of the Company contributing their memberships interests for 15,000,000 shares of AII common stock and the subsequent liquidation of the LLC. Upon conversion to the "C" corporation, the Company will then sell approximately $3,000,000 of stock, acquire Apex Associates, Inc. from a related party for approximately $2,450,000 in collateralized notes, and redeem 6,000,000 of 8,000,000 shares of common stock owned by Spencer Reed Group, Inc. for $1,500,000 cash.

Subsequent to year end, the Company borrowed $450,000 from a member. The debt is unsecured and all principal and interest are due on August 12, 2002. The note agreement has a mandatory conversion into common stock at the same price for common stock offered to new investors if certain conditions are met with respect to the anticipated transaction described in the preceding paragraph.

                              APEX ASSOCIATES, INC.

                                FINANCIAL REPORT

                                FEBRUARY 28, 2002

                                    CONTENTS

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                                1
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

         Balance sheets                                                     2

         Statements of income                                               3

         Statements of stockholder's equity                                 4

         Statements of cash flows                                           5

         Notes to financial statements                                      7
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
APEX ASSOCIATES, INC.
Kansas City, Missouri

We have audited the accompanying balance sheets of APEX ASSOCIATES, INC. as of February 28, 2002 and December 31, 2001, and the related statements of income, stockholder's equity and cash flows from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financials statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of APEX ASSOCIATES, INC. as of February 28, 2002 and December 31, 2001, and the results of its operations and its cash flows for the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001in conformity with accounting principles generally accepted in the United States of America.

/s/  McGladrey & Pullen, LLP

Kansas City, Missouri
March 21, 2002

APEX ASSOCIATES, INC.

BALANCE SHEETS
FEBRUARY 28, 2002 AND DECEMBER 31, 2001

ASSETS                                                                                2002             2001
----------------------------------------------------------------------------------------------------------------

Current Assets
     Accounts receivable (Note 6)                                                $      326,022   $      374,952
     Due from affiliates (Note 3)                                                       533,688          351,749
     Prepaid expenses                                                                     6,500            1,000
                                                                                 -------------------------------
          TOTAL CURRENT ASSETS                                                          727,701          235,154
                                                                                 -------------------------------

Equipment, less accumulated depreciation 2002 $26,099; 2001 $21,587                     112,247          116,759
                                                                                 -------------------------------
Other Assets
     Goodwill (Notes 4 and 5)                                                           788,426          748,054
     Deposits                                                                            10,796           10,796
                                                                                 -------------------------------
                                                                                        799,222          758,850
                                                                                 -------------------------------

                                                                                 $    1,777,679   $    1,603,310
                                                                                 ===============================
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
     Outstanding checks in excess of bank balance                                $       26,798   $        7,876
     Accounts payable                                                                    35,064           12,595
     Accrued expenses                                                                   253,435          239,847
                                                                                 -------------------------------
          TOTAL CURRENT LIABILITIES                                                     315,297          260,318
                                                                                 -------------------------------
Commitments and Contingencies (Notes 4, 7 and 8)

Stockholder's Equity
     Common stock, no par value; authorized 60,000 shares;
        issued and outstanding 42,100 shares                                            116,577          116,577
     Additional paid-in-capital                                                         763,565          723,193
     Retained earnings, from September 10, 2000                                         582,240          503,222
                                                                                 -------------------------------
                                                                                      1,462,382        1,342,992
                                                                                 -------------------------------

                                                                                 $    1,777,679   $    1,603,310
                                                                                 ===============================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

STATEMENTS OF INCOME
FOR THE PERIOD FROM JANUARY 1, 2002 TO FEBRUARY 28, 2002
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                                      2002             2001
----------------------------------------------------------------------------------------------------------------

Revenues (Note 6)                                                                $       534,299  $    2,606,077
Direct expenses                                                                          218,797       1,081,924
                                                                                 -------------------------------
     GROSS PROFIT                                                                        315,502       1,524,153
                                                                                 -------------------------------
Selling, general and administrative expenses
     Selling                                                                              97,665         535,373
     General and administrative (Note 3)                                                 138,819         503,670
                                                                                 -------------------------------
                                                                                         236,484       1,039,043
                                                                                 -------------------------------

        OPERATING INCOME                                                                  79,018         485,110
                                                                                 -------------------------------

Interest income                                                                                -           1,170
                                                                                 -------------------------------

        NET INCOME                                                               $        79,018  $      486,280
                                                                                 ===============================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE PERIOD FROM JANUARY 1, 2002 TO FEBRUARY 28, 2002
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                     Additional
                                                        Common         Paid-In        Retained
                                                        Stock          Capital        Earnings         Total
-----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                          $      116,577  $     110,005   $      16,942  $      243,524
   Additional contributed capital (Note 4)                       -        613,188               -         613,188
     Net income                                                  -              -         486,280         486,280
                                                    -------------------------------------------------------------

Balance, December 31, 2001                                 116,577        723,193         503,222       1,342,992
   Additional contributed capital (Note 4)                       -         40,372               -          40,372
     Net income                                                  -              -          79,018          79,018
                                                    -------------------------------------------------------------

BALANCE, FEBRUARY 28, 2002                          $      116,577  $     763,565   $     582,240  $    1,462,382
                                                    =============================================================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM JANUARY 1, 2002 TO FEBRUARY 28, 2002
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                                      2002             2001
----------------------------------------------------------------------------------------------------------------

Cash Flows from Operating Activities
     Net income                                                                  $       79,018   $      486,280
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     Depreciation                                                                         4,512           21,587
     Amortization                                                                             -           22,916
     Changes in assets and liabilities:
        (Increase) decrease in:
          Accounts receivable                                                            48,930         (299,932)
          Prepaid expenses                                                               (5,500)          10,844
        Increase (decrease) in:
          Accounts payable                                                               22,469          (49,030)
          Accrued expenses                                                               13,588          177,756
                                                                                 -------------------------------
             NET CASH PROVIDED BY OPERATING ACTIVITIES                                  163,017          370,421
                                                                                 -------------------------------
Cash Flows from Investing Activities
     Purchase of equipment                                                                    -         (102,694)
     Earn out payments in connection with change in ownership                           (40,372)        (613,188)
     Increase in due from affiliates                                                   (181,939)        (262,790)
                                                                                 -------------------------------
             NET CASH (USED IN) INVESTING ACTIVITIES                                   (222,311)        (978,672)
                                                                                 -------------------------------
Cash Flows from Financing Activities
     Increase (decrease) in due to affiliate                                                  -          (72,144)
     Increase in outstanding checks in excess of bank balance                            18,922            7,876
     Additional paid-in-capital contributed                                              40,372          613,188
                                                                                 -------------------------------
             NET CASH PROVIDED BY FINANCING ACTIVITIES                                   59,294          548,920
                                                                                 -------------------------------

             NET INCREASE (DECREASE) IN CASH                                                  -          (59,331)

Cash
     Beginning                                                                                -           59,331
                                                                                 -------------------------------
     Ending                                                                      $            -   $            -
                                                                                 ===============================


See Notes to Financial Statements.

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Apex Associates, Inc. (the Company) is a wholly owned subsidiary of the Spencer Reed Group, Inc. The Company provides consulting services in operations and technology. These services are provided to customers in the United States of America.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

EQUIPMENT

Equipment is stated at cost. Depreciation is computed by the straight-line method over the equipment's useful lives which range from three to five years.

GOODWILL

Effective January 1, 2002, the Company adopted SFAS 142, "Goodwill and Other Intangible Assets". Goodwill is recorded at carrying value as of December 31, 2001 and is not being amortized. Goodwill is assessed for impairment upon adoption and thereafter on an annual basis by management. If the carrying value of goodwill exceeds its implied fair value, a goodwill impairment loss is recognized and the carrying value of goodwill is written down to its implied fair value. Prior to January 1, 2002, goodwill was recorded at amortized cost. Amortization was recorded on a straight-line basis over 15 years.

As of January 1, 2002, the net book value of goodwill totaled approximately $748,000. Management has determined that no impairment of goodwill exists upon the adoption of SFAS No. 142.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense was $5,374 and $30,486 for the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001, respectively.

SEGMENTS OF BUSINESS

The Company currently only has one segment line of business.

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Revenue is recognized as services are rendered.

IMPAIRMENT POLICY

The Company assesses the impairment of long-lived assets and goodwill by comparison of the carry amounts to the projected future undiscounted cash flows to be derived from the related assets. The Company has concluded that no impairment in the carrying amounts of long-lived assets and goodwill existed at February 28, 2002.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which addresses accounting and financial reporting for the impairment or disposal of long-lived assets. The Company adopted this statement as of January 1, 2002 with no effect on the Company's results of operations or financial position.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for the Company beginning January 1, 2003. Management does not expect that adoption of this standard will have a material impact on the Company's financial statements.

NOTE 2.  INCOME TAX STATUS

The Company with the consent of its stockholders, has elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As a result, no income taxes have been recognized in the accompanying financial statements.

NOTE 3.  RELATED PARTY TRANSACTIONS

The Company has various administrative functions and employee benefits provided by the Spencer Reed Group, Inc. These expenses totaled $25,482 and $109,871 for the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001, respectively. The Company provides employees, office space and related office items to an affiliate related by common ownership. These services are recorded as credits against operating expenses and totaled $205,355 and $572,171 for the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001, respectively.

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 4.  COMMITMENTS

Effective September 10, 2000, the Spencer Reed Group, Inc. acquired for cash all of the outstanding common stock of the Company for $116,577 which exceeded the carrying value of the Company's net assets on that date by $50,000. The acquisition was accounted for using the purchase method of accounting; accordingly, the assets acquired were recorded at their estimated fair values. The excess of purchase price over the fair value of the assets acquired is recorded as goodwill. Apex is in the business of operations and technology consulting throughout the United States. The agreement also includes a contingent earnout provision based on net income of Apex, as defined in the agreement. Earnout payments are due quarterly beginning February 1, 2001 and continue through September 2004. The former stockholders have agreed in principal to receive a defined settlement upon consummation of the transaction described in Note 8. Earnout payments earned through February 28, 2002 total approximately $699,000. Contingent earnout provisions and legal fees which have been recorded as an increase in goodwill. The Spencer Reed Group, Inc. has made additional capital contributions to provide the Company funds for payment of contingent earnout provisions.

NOTE 5.  GOODWILL AND ADOPTION OF SFAS NO. 142

The adoption of SFAS No. 142 had the following impact on the financial statements for the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001, respectively.

                                                      2002             2001
                                                 -------------------------------
Reported net income                              $       79,018   $      486,280
Add back goodwill amortization                                -           22,916
                                                 -------------------------------

Adjusted net income                              $       79,018   $      509,196
                                                 ===============================

NOTE 6.  MAJOR CUSTOMER

The Company has one major customer. For the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001 revenue from the customer was 99% and 72% of total revenue, respectively. Accounts receivable from that customer was $311,397 and $126,175 as of February 28, 2002 and December 31, 2001, respectively.

The Company on December 3, 2001 entered into a contract with this customer to provide consulting services. The contract expires on April 30, 2004. The maximum amount of this contract is approximately $8,000,000.

APEX ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 7.  CONTINGENCIES

The Company's assets are pledged as collateral along with all of the assets of the Spencer Reed Group, Inc. on the Spencer Reed Group, Inc.'s seven million credit facility ($5,723,640 was outstanding at February 28, 2002) and a $3,200,000 term note. The seven million dollar credit facility expires December 2003 and the term note matures December 2005.

NOTE 8.  NON-BINDING LETTER OF INTENT

In February 2002, the Company has entered into a non-binding Letter of Intent under which the Spencer Reed Group, Inc. proposes to sell 100% of the common stock of the Company to Apex Innovations, Inc., a new Delaware Corporation as part of a larger transaction. At the completion of this sale, Spencer Reed Group, Inc. anticipates owning less than 10% of Apex Innovations, Inc. The purchase price will be determined by a formula: 4.75 times the prior 12 months EBIT-DA, plus current assets, less total liabilities.

                           GOVERNANCE SOLUTIONS, LLC.
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

                                FINANCIAL REPORT

                                FEBRUARY 28, 2002

                                    CONTENTS

--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                               1
--------------------------------------------------------------------------------
         Balance sheets                                                    2

         Statements of income                                              3

         Statements of members' equity                                     4

         Statements of cash flows                                          5

         Notes to financial statements                                     6
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
GOVERNANCE SOLUTIONS, LLC.
Kansas City, Missouri

We have audited the accompanying balance sheets of GOVERNANCE SOLUTIONS, LLC (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY) as of February 28, 2002 and December 31, 2001, and the related statements of income, members' equity and cash flows for the period from January 1, 2002 to February 28, 2002 and the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financials statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GOVERNANCE SOLUTIONS, LLC (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY) as of February 28, 2002 and December 31, 2001, and the results of its operations and its cash flows for the period from January 1, 2002 to February 28, 2002 and the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/  McGladrey & Pullen, LLP


Kansas City, Missouri
March 21, 2002

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

BALANCE SHEETS
FEBRUARY 28, 2002 AND 2001

ASSETS                                                                                2002             2001
----------------------------------------------------------------------------------------------------------------

Current Assets
     Cash (Note 2)                                                                $     127,718   $      107,693
     Prepaid expenses                                                                     1,000            1,000
                                                                                  ------------------------------
          TOTAL CURRENT ASSETS                                                          128,718          108,693

Certificate of Deposit (Note 5)                                                          92,000                -

Equipment, less accumulated depreciation
     2002 $48,903; 2001 $36,133                                                         252,404          170,505

Software Development Costs                                                              983,757          807,073

Deferred acquisition costs                                                              127,752                -
                                                                                  ------------------------------

                                                                                  $   1,584,631   $    1,086,271
                                                                                  ==============================
LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
     Note payable (Note 4)                                                        $     450,000   $            -
     Current portion of capital lease obligation (Note 5)                                50,715                -
     Accounts Payable                                                                   118,294           31,127
     Accrued expenses (Note 4)                                                            1,350                -
     Due to affiliate (Note 6)                                                          155,559          214,456
                                                                                  ------------------------------
          TOTAL CURRENT LIABILITIES                                                     775,918          245,583
                                                                                  ------------------------------

Capital lease obligation, less current portion (Note 5)                                  39,365                -

Members' Equity (Note 7)
     Member capital contributions                                                     1,250,000        1,250,000
     Deficit accumulated during development stage                                      (480,652)        (409,312)
                                                                                  ------------------------------
                                                                                        769,348          840,688
                                                                                  ------------------------------

                                                                                  $   1,584,631   $    1,086,271
                                                                                  ==============================


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

STATEMENTS OF INCOME

                                                                                               Period from
                                           Period from                                      September 8, 2000
                                        January 1, 2002 to           Year Ended           (date of inception) to
                                        February 28, 2002        December 31, 2001          February 28, 2002
-----------------------------------------------------------------------------------------------------------------

Revenues                              $                    -  $                      -   $                      -
                                      ---------------------------------------------------------------------------

Expenses

     Selling                                             712                    21,360                     25,416
     General and administrative                       69,589                   361,166                    466,739
                                      ---------------------------------------------------------------------------

          OPERATING (LOSS)                           (70,301)                 (382,526)                  (492,155)

Financial income (expense)
     Interest (expense) (Note 4)                      (1,350)                        -                     (1,350)
     Interest income                                     311                    12,542                     12,853
                                      ---------------------------------------------------------------------------

          NET (LOSS)                  $              (71,340) $               (369,984)  $               (480,652)
                                      ===========================================================================


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

STATEMENTS OF MEMBERS' EQUITY
PERIOD FROM SEPTEMBER 8, 2000
(DATE OF INCEPTION) TO FEBRUARY 28, 2002

                                                                                  Deficit
                                                            Member          Accumulated during
                                                           Capital            the Development
                                                        Contributions              State               Total
-----------------------------------------------------------------------------------------------------------------

Balance, September 8, 2000 (Date of Inception)        $                -  $                     -  $            -
     Member capital contributions                                812,500                        -         812,500
          NET (LOSS)                                                   -                  (39,328)        (39,328)
                                                      -----------------------------------------------------------

Balance, December 31, 2000                                       812,500                  (39,328)        773,172
     Member capital contributions                                437,500                        -         437,500
          NET (LOSS)                                                   -                 (369,984)       (369,984)
                                                      -----------------------------------------------------------

Balance, December 31, 2001                                     1,250,000                 (409,312)        840,688
          NET (LOSS)                                                   -                  (71,340)        (71,340)
                                                      -----------------------------------------------------------

Balance, February 28, 2002                            $        1,250,000  $              (480,652) $      769,348
                                                      ===========================================================


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

STATEMENTS OF CASH FLOWS

                                                                                                   Period from
                                                              Period from                         Sept. 8, 2000
                                                            Jan. 1, 2002 to      Year Ended       (inception) to
                                                             Feb. 28, 2002     Dec. 31, 2001      Feb. 28, 2002
-----------------------------------------------------------------------------------------------------------------

Cash Flows from Operating Activities
     Net (loss)                                             $        (71,340) $       (369,984)  $       (480,652)
Adjustments to reconcile net (loss) to
   net (used in) operating activities:
     Depreciation                                                     12,770            35,957             48,903
     Change in assets and liabilities:
     (Increase) decrease in prepaid expenses                               -               572             (1,000)
     Increase in accounts payable and accrued exp.                   (11,086)           31,127             20,041
                                                            -----------------------------------------------------
        NET CASH FLOWS (USED IN) OPERATING ACTIVITIES                (69,656)         (302,328)          (412,708)
                                                            -----------------------------------------------------
Cash Flows from Investing Activities
     Purchase of certificate of deposit                              (92,000)                -            (92,000)
     Purchase of equipment                                                 -          (186,011)          (206,638)
     Deferred acquisition costs incurred                             (28,149)                -            (28,149)
     Capitalization of software development costs                   (176,684)         (739,903)          (983,757)
                                                            -----------------------------------------------------
        NET CASH (USED IN) INVESTING ACTIVITIES                     (296,833)         (925,914)        (1,310,544)
                                                            -----------------------------------------------------
Cash Flow from Financing Activities
     Proceeds from note payable                                      450,000                 -            450,000
     Increase (decrease) in due to affiliate                         (58,897)          125,496            155,559
     Proceeds from members contributions                                   -           437,500          1,250,000
     Principal payments on capital lease obligations                  (4,589)                -             (4,589)
                                                            -----------------------------------------------------
        NET CASH PROVIDED BY FINANCING ACTIVITIES                    386,514           562,996          1,850,970
                                                            -----------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                       20,025          (665,246)           127,718


Cash
     Beginning                                                       107,693           772,939                  -
                                                            -----------------------------------------------------
     Ending                                                 $        127,718  $        107,693   $        127,718
                                                            =====================================================

Supplemental Disclosures of Cash Flow Information
     Cash payments for interest                             $              -  $              -   $              -
                                                            -----------------------------------------------------
Supplemental Schedule of NonCash Investing
   and Financing Activities
     Capital lease obligations incurred for used equip.     $         94,669  $              -   $              -
                                                            -----------------------------------------------------

Deferred acquisition cost incurred on account               $         99,603  $              -   $         99,603
                                                            -----------------------------------------------------


See Notes to Financial Statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Governance Solutions, LLC (the Company) is a development stage limited liability company formed to develop, build and market a proprietary, web based software product that will be sold to cities to control their capital projects. The Company is a subsidiary of the Spencer Reed Group, Inc. (SRG). SRG owns 80% of the Class A member interests and 40% of the Class B member interests. The Company is dependent on the members for funding of operations until such time where the Company is able to generate revenue from its web based software product to support its operations. See Note 8.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

EQUIPMENT

Equipment is stated at cost. Depreciation is computed by the straight-line method over the equipment's useful lives which range from two to five years. Amortization expense on capitalized leases is included with depreciation expense.

SOFTWARE DEVELOPMENT COSTS

The Company capitalizes software development costs in accordance with the Statement of Financial Accounting Standard No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. The capitalization of these cost begins when a product's technological feasibility has been established, which is the completion of a detail program design, and ends when the product is available for general release to customers. The Company will amortize these costs on a straight-line basis over an estimated useful life of five years or on the ratio of current revenue to total projected revenue, whichever is shorter once the product is available to customers. It is reasonably possible that those estimates of projected product revenues, the remaining estimated economic life of the product or both would be reduced significantly in the near term due to competitive pressures or technological changes. As a result, the carrying amount of the capitalized software development costs may be reduced materially in the near term.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense was none and $7,443 for the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001.

SEGMENTS OF BUSINESS

The Company currently only has one segment line of business.

NEW ACCOUNTING PRONOUNCEMENT

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," which addresses accounting and financial reporting for the impairment or disposal of long-lived assets. This statement was effective for the Company as of January 1, 2002. The adoption of this standard did not have a material effect on the Company's results of operations or financial position.

NOTE 2.  CONCENTRATIONS OF CREDIT

The Company at times maintains cash balances at a financial institution in excess of FDIC insured limits. The Company has not experienced any losses in these accounts.

NOTE 3.  INCOME TAX STATUS

The Company with the consent of its members, has elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the members separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As a result, no income taxes have been recognized in the accompanying financial statements.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 4.  NOTE PAYABLE

The Company has a $450,000 note payable due to a member. The note is unsecured and all principal and interest are due on August 12, 2002. The interest rate for the first ninety days is prime rate as set forth in the Midwest Edition of The Wall Street Journal plus 2% (6.75% at February 28, 2002). The interest rate for the second ninety days is 20%. Under the rate agreement the Company is allowed to borrow $750,000. The note agreement has a mandatory conversion into common stock feature if certain conditions are met. (see Note 8) The member may also waive the conditions and then the note payable and related accrued interest outstanding shall be converted into common stock at a price no greater than the price paid by the new stockholders' as described in Note 8. Accrued interest due to member was $1,350 at February 28, 2002 and the related interest expense was $1,350 for the period from January 1, 2002 to February 28, 2002.

The fair value of the note payable approximates its carrying value based on the short term nature of the note and its conversion feature.

NOTE 5.  CAPITAL LEASES

In February of 2002 the Company entered into two lease agreements for equipment and is accounting for these as capital leases. The leases expire in February 2004. The following amounts have been capitalized as of the following dates:


                                         February 28, 2002  December 31, 2001
                                         ------------------------------------

Equipment                                 $         94,669  $               -
Accumulated Depreciation                             3,761                  -
                                          -----------------------------------

                                          $         90,908  $               -
                                          ===================================

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 5.  CAPITAL LEASES (CONTINUED)

Future minimum lease payments by year and in the aggregate are due as follows:

Year ending February 28:
2003                                                             $     55,077
2004                                                                   40,413
                                                                 ------------
                                                                       95,490
Amounts representing interest                                           5,410
                                                                 ------------
                                                                 $     90,080
                                                                 ------------


The certificate of deposit is restricted as collateral on these two agreements.

NOTE 6.  RELATED PARTY TRANSACTIONS

An affiliated company through common ownership provides certain administrative functions for the Company as well as providing office space. The affiliate also provides employees to work on the Company's software development. Total allocated costs were $205,355 and $572,171, of which $157,856 and $496,269 were capitalized in software development costs for the period from January 1, 2002 to February 28, 2002 and for the year ended December 31, 2001, respectively.

NOTE 7.  MEMBERS' EQUITY

This Limited Liability Company was formed on September 8, 2000 and has a finite life until December 31, 2050 unless it is dissolved earlier by the members. This Company has Class A and Class B equity interests.

Class A interests are voting and receive a preferred return compared to Class B interests. The preferred return is computed based on the Class A members' initial capital contributions less any distributions paid on the Class A members capital account. Such preferred return shall earn a rate of return that is adjusted quarterly. Class B membership interests are not required to contribute any initial capital, are non-voting and allocated a percentage of net income or loss based on the operating agreement.

GOVERNANCE SOLUTIONS, LLC.
(A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 8.  NON-BINDING LETTER OF INTENT

In February 2002, the Company has entered into a non-binding letter of intent to participate in a series of transactions. The Company will reorganize to a "C" corporation for tax purposes and its name will change to Apex Innovations, Inc. ("AII"). This will be accomplished by the members of the Company contributing their membership interests into for 15,000,000 shares of AII common stock and the subsequent liquidation of the LLC. Upon conversion to the "C" corporation, the Company will then sell approximately $3,000,000 of stock, acquire Apex Associates, Inc. from a related party for approximately $2,400,000 in collateralized notes, and redeem 6,000,000 of 8,000,000 shares of common stock owned by Spencer Reed Group, Inc. for $1,500,000 cash.